UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2007

Golden Nugget, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-114335	56-2370836
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

129 E. Fremont Street, Las Vegas, Nevada		89101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-385-7111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On June 13, 2007, Golden Nugget, Inc. (the "Company") announced that, it has extended the expiration date of the previously announced cash tender offer and consent solicitation for its outstanding 8.75% Senior Secured Notes due 2011 (the "Notes"). The tender offer and consent solicitation will now expire at 9:00 a.m., New York City time, on June 14, 2007, unless terminated or further extended. The total consideration, excluding accrued and unpaid interest, for each $1,000 principal amount of Notes validly tendered (and not validly withdrawn) on or prior to the consent payment deadline, which was May 14, 2007, is $1,057.61, which includes a $30.00 consent payment. The press release announcing the extension and pricing of the tender offer is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press release dated June 13, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Nugget, Inc.

June 13, 2007	By:	/Rick H. Liem/

Name: /Rick H. Liem/
Title: SVP & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 13, 2007